U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 14, 2013

(Date of Report–Date of Earliest Event Reported)

CACI International Inc

(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345899
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1100 N. Glebe Road,

Arlington, Virginia 22201

(Address of Principal executive offices) (ZIP code)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2013, CACI International Inc and certain of its subsidiaries (“CACI”) entered into a fifth amendment (the “Amendment”) to its Credit Agreement (as amended, restated and modified from time to time prior to the date hereof, the “Credit Agreement”), dated as of October 21, 2010, with the lenders named therein and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer.

The Amendment modifies the Credit Agreement to allow for the incurrence of $700 million in additional term loans and a $100 million increase in the revolving facility in contemplation of the acquisition of Six3 Systems Holdings II, Inc. (“Six3 Systems”), the terms of which were previously disclosed in a current report on Form 8-K dated October 9, 2013. The Amendment also includes (i) revisions to the amortization of the principal amount of the term loan under the Credit Agreement to reflect the increased term loan amount; (ii) an increase in the ability to incur additional incremental indebtedness from $250 million to $400 million (plus the maximum amount, if any, such that after giving effect to such Incremental Facility on a Pro Forma Basis, the Consolidated Senior Secured Leverage Ratio, as defined in the Credit Agreement, would not be greater than 2.75:1.0); and (iii) an extension of the maturity of the term loans and revolving facility to November 14, 2018. The Amendment also institutes, as of the end of any fiscal quarter of the Borrower, a maximum Consolidated Senior Secured Leverage Ratio of (x) 4.0:1.0 for quarters ending prior to June 30, 2015; (y) 3.75:1.0 for quarters ending on or after June 30, 2015 but prior to December 31, 2016; and (z) 3.5:1.0 for quarters ending on or after December 31, 2016.

All other material terms of the Credit Agreement remain the same. Additional information regarding the terms of the Credit Agreement, as previously amended, is contained in CACI’s current reports on Form 8-K, filed October 27, 2010, May 19, 2011, November 22, 2011, August 12, 2013 and November 5, 2013 which are incorporated herein by reference.

This summary does not purport to be complete and is qualified in its entirety by the complete text of the Credit Agreement, as amended previously and pursuant to the Amendment, filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 15, 2013, CACI completed the acquisition of all of the outstanding shares of Six3 Systems pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated October 8, 2013, among CACI, Six3 Systems, Six3 Systems Holdings, LLC, CACI, INC.-FEDERAL and CACI Acquisition II, Inc. (“Merger Sub”). The terms of the Merger Agreement were previously described in CACI’s current report on Form 8-K dated October 9, 2013, which is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, Merger Sub’s separate corporate existence ceased and Six3 Systems continued as the surviving corporation. Pursuant to the Merger Agreement, holders of Six3 Systems common stock will receive, in the aggregate, $820,000,000 in cash, reduced by the amount of Six3 Systems’ indebtedness at closing. The purchase price is subject to a post-closing adjustment based on changes in Six3 Systems’ Cash, Indebtedness and Net Working Capital (each as defined in the Merger Agreement) at closing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of CACI International Inc (the “Company”), for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, was held on November 14, 2013.

The results detailed below represent the final voting results:

Proposal 1

The following ten nominees were elected to the Board of Directors of the Company (the “Board of Directors”):

Director Name	For	Withheld	Broker Non-Votes

Kenneth Asbury	19,292,121	110,051	2,112,687

Michael A. Daniels	19,282,159	120,013	2,112,687

James S. Gilmore III	19,051,210	350,962	2,112,687

William Jews	19,298,258	103,914	2,112,687

Gregory G. Johnson	19,050,353	351,819	2,112,687

J.P. London	19,229,898	172,274	2,112,687

James L. Pavitt	19,051,721	350,451	2,112,687

Warren R. Phillips	19,253,484	148,688	2,112,687

Charles P. Revoile	18,949,258	452,914	2,112,687

William S. Wallace	19,326,781	75,391	2,112,687

Proposal 2

Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2013 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion:

For	Against	Abstain	Broker Non-Votes
15,200,840	4,131,411	69,921	2,112,687

Proposal 3

Shareholders approved amendments to the 2002 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
19,260,449	79,728	61,995	2,112,687

Proposal 4

Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2014:

For	Against	Abstain
21,379,909	121,775	13,175

Item 7.01	Regulation FD Disclosure.

On November 15, 2013, CACI issued a press release related to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: The financial statements required to be filed under this Item 9 shall be filed by an amendment to this Form 8-K not later than 71 days after the date that this current report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information: The pro forma financial information required to be filed under this Item 9 shall be filed by an amendment to this Form 8-K not later than 71 days after the date that this current report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description

10.1	The Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.1 to CACI’s current report on Form 8-K, filed October 27, 2010).

10.2	Amendment dated May 17, 2011 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.2 to CACI’s current report on Form 8-K, filed May 19, 2011).

10.3	Amendment dated November 18, 2011 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.3 to CACI’s current report on Form 8-K, filed November 22, 2011).

10.4	Amendment dated August 6, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.4 to CACI’s current report on Form 8-K, filed August 12, 2013).

10.5	Amendment dated October 31, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.5 to CACI’s current report on Form 8-K, filed November 5, 2013).

10.6*	Amendment dated November 15, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks.

99.1*	Press Release dated November 15, 2013.

*	filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

By:	/s/ Arnold D. Morse

Arnold D. Morse

Senior Vice President, Chief Legal Officer and Secretary

Dated: November 18, 2013